Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles C. Ward, Interim Chief Executive Officer, Chief Financial Officer and Secretary of Evolve Transition Infrastructure GP, LLC, as general partner of Evolve Transition Infrastructure LP (the "Partnership"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(i)The accompanying Quarterly Report of the Partnership on Form 10-Q for the quarter ended June 30, 2023 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 11, 2023

/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary
Evolve Transition Infrastructure GP, LLC, as general partner of Evolve Transition Infrastructure LP
(Principal Executive Officer) (Principal Financial Officer)